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UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 2, 2010

CONSECO, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
 Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2010, Director Doreen Wright informed the Board of Directors (the “Board”) of Conseco, Inc. (the “Company”) that she will not be a candidate for re-election to the Board at the 2010 annual meeting of shareholders scheduled for May 11, 2010.  Ms. Wright has served as a director of the Company since 2007.  She has brought valuable expertise in the areas of information technology, operations, and management systems for internal controls, all of which have been vital components of the Conseco transformation.  The Board and management thank Ms. Wright for her service to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSECO, INC.

Date: February 8, 2010
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer